                                                                   EXHIBIT 10.41

                         GAS TRANSPORTATION AGREEMENT


                                    BETWEEN


                      TEXAS GAS TRANSMISSION CORPORATION


                                      AND


                              BOSTON GAS COMPANY


                            DATED NOVEMBER 1, 1993

                                     INDEX
                                     -----

                                                                 PAGE NO.
                                                                 -------
ARTICLE I                Definitions                                1

ARTICLE II               Transportation Service                     1

ARTICLE III              Scheduling and Transportation              2
                         Limitations

ARTICLE IV               Points of Receipt, Delivery,               3
                         and Supply Lateral Allocation

ARTICLE V                Term of Agreement                          3

ARTICLE VI               Point(s) of Measurement                    3

ARTICLE VII              Facilities                                 4

ARTICLE VIII             Rates and Charges                          4

ARTICLE IX               Miscellaneous                              5

                         EXHIBIT "A"
                         FIRM POINT(S) OF RECEIPT

                         EXHIBIT "A-I"
                         SECONDARY POINT(S) OF RECEIPT

                         EXHIBIT "B"
                         FIRM POINT(S) OF DELIVERY

                         EXHIBIT "C"
                         SUPPLY LATERAL CAPACITY

                         STANDARD FACILITIES KEY

                         FIRM TRANSPORTATION AGREEMENT

        THIS AGREEMENT, made and entered into this 1st day of November, 1993,
                                                              --------
by and between Texas Gas Transmission Corporation, a Delaware corporation, hereinafter referred to as "Texas Gas," and Boston Gas Company, a
Massachusetts corporation, hereinafter referred to as "Customer,"
-------------

                                  WITNESSETH:

        WHEREAS, Customer has natural gas which cannot be moved into its system through its existing facilities; and

        WHEREAS, Texas Gas has the ability in its pipeline system to move natural gas for the account of Customer; and

        WHEREAS, Customer desires that Texas Gas transport such natural gas for the account of Customer; and

        WHEREAS, Customer and Texas Gas are of the opinion that the transaction referred to above falls within the provisions of Section 284.223 of Subpart G of
Part 284 of the Federal Energy Regulatory Commission's (Commission) regulations and the blanket certificate issued to Texas Gas in Docket No. CP88-686-000, and can be accomplished without the prior approval of the Commission;

        NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto covenant and agree as follows:


                                   ARTICLE I

Definitions
-----------

1.1 Definition of Terms of the General Terms and Conditions of Texas Gas's FERC Gas Tariff on file with the Commission is hereby incorporated by reference and made a part of this Agreement.


                                  ARTICLE II

Transportation Service
----------------------

2.1 Subject to the terms and provisions of this Agreement, Customer agrees to deliver or cause to be delivered to Texas Gas, at the Point(s) of Receipt in Exhibit "A" hereunder, Gas for Transportation, and Texas Gas agrees to receive, transport, and redeliver, at the Point(s) of Delivery in Exhibit "B" hereunder, Equivalent Quantities of Gas to Customer or for the account of Customer, in accordance with Section 3 of Texas Gas's effective FT Rate Schedule and the terms and conditions contained herein, up to 13,280 MMBtu per day during the winter season, and up to 13,280 MMBtu per day during the summer season, which shall be Customer's Firm Transportation Contract Demand, and up to 2,005,280 MMBtu during the winter season, and up to 2,841,920 MMBtu during the summer season, which shall be Customer's Seasonal-Quantity Levels.

2.2 Customer shall reimburse Texas Gas for the Quantity of Gas required for fuel, company use, and unaccounted for associated with the transportation service hereunder in accordance with Section 16 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff. The applicable fuel retention percentage(s) is shown on Exhibit "A". Texas Gas may adjust the fuel retention percentage as operating circumstances warrant; however, such change shall not be retroactive. Texas Gas agrees to give Customer thirty (30) days written notice before changing such percentage.

2.3 Texas Gas, at its sole option, may, if tendered by Customer, transport daily quantities in excess of the Transportation Contract Demand.

2.4 In order to protect its system, the delivery of gas to its customers and/or the safety of its operations, Texas Gas shall have the right to vent excess natural gas delivered to Texas Gas by Customer or Customer's supplier(s) in that part of its system utilized to transport gas received hereunder. Prior to venting excess gas, Texas Gas will use its best efforts to contact Customer or Customer's supplier in an attempt to correct such excess deliveries to Texas Gas. Texas Gas may vent such excess gas solely within its reasonable judgment and discretion without liability to Customer, and a pro rata share of any gas so vented shall be allocated to Customer. Customer's pro rata share shall be determined by a fraction, the numerator of which shall be the quantity of gas delivered to Texas Gas at the Point of Receipt by Customer or Customer's suppliers in excess of Customer's confirmed nomination and the denominator of which shall be the total quantity of gas in excess of total confirmed nominations flowing in that part of the Texas Gas's system utilized to transport gas, multiplied by the total quantity of gas vented or lost hereunder.

2.5 Any gas imbalance between receipts and deliveries of gas, less fuel and PVR adjustments, if applicable, shall be cleared each month in accordance with
Section 17 of the General Terms and Conditions in Texas Gas's FERC Gas Tariff. Any imbalance remaining at the termination of this Agreement shall also be cashed-out as provided herein.

                                  ARTICLE III

Scheduling
----------

3.1 Customer shall be obligated five (5) working days prior to the end of each month to furnish Texas Gas with a schedule of the estimated daily quantity(ies) of gas it desires to be received, transported, and redelivered for the following month. Such schedules will show the quantity(ies) of gas Texas Gas will receive from Customer at the Point(s) of Receipt, along with the identity of the supplier(s) that is delivering or causing to be delivered to Texas Gas quantities for Customer's account at each Point of Receipt for which a nomination has been made.

3.2 Customer shall give Texas Gas, after the first of the month, at least twenty-four (24) hours notice prior to the commencement of any day in which Customer desires to change the quantity(ies) of gas it has scheduled to be delivered to Texas Gas at the Point(s) of Receipt. If Customer's nomination change does not require Texas Gas to interrupt service to another Customer, Texas Gas will agree to waive this 24-hour prior notice and implement nomination changes requested by Customer to commence in such lesser time frame subject to Texas Gas's being able to confirm and verify such nomination change at both Receipt and Delivery Points, and receive PDAs reflecting this nomination change at both Receipt and Delivery Points. Texas Gas will use its best efforts to make the nomination change effective at the time requested by Customer; however, if Texas Gas is unable to do so, the nomination change will be implemented as soon as confirmation is received.

                                  ARTICLE IV

Points of Receipt, Delivery, and Supply Lateral Allocation
----------------------------------------------------------

4.1 Customer shall deliver or cause to be delivered natural gas to Texas Gas at the Point(s) of Receipt specified in Exhibit "A" attached hereto and Texas Gas shall redeliver gas to Customer or for the account of Customer at the Point(s) of Delivery specified in Exhibit "B" attached hereto in accordance with Sections 7 and 15 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff.

4.2 Customer's preferential capacity rights on each of Texas Gas's supply laterals shall be as set forth in Exhibit "C" attached hereto, in accordance with Section 34 of the General Terms and Conditions of Texas Gas's FERC Gas Tariff.

                                   ARTICLE V

Term of Agreement
-----------------

5.1 This Agreement shall become effective November 1, 1993, and shall remain in full force and effect for a primary term of twelve (12) years ending October 31, 2005, and shall continue for year to year thereafter unless either party terminates this Agreement at the end of such primary or any anniversary date thereof by giving the other party at least 365 days advance written notice.

                                  ARTICLE VI

Point(s) of Measurement
-----------------------

6.1 The gas shall be delivered by Customer to Texas Gas and redelivered by Texas Gas to Customer at the Point(s) of Receipt and Delivery hereunder.

6.2 The gas shall be measured or caused to be measured by Customer and/or Texas Gas at the Point(s) of Measurement which shall be as specified in Exhibits A, A-I, and B herein. In the event of a line loss or leak between the Point of Measurement and the Point of Receipt, the loss shall be determined in accordance with the methods described contained in Section 3, "Measuring and Measuring Equipment," contained in the General Terms and Conditions of First Revised No. 1 of Texas Gas's FERC Gas Tariff.

                                  ARTICLE VII

Facilities
----------

7.1 Texas Gas and Customer agree that any facilities required at the Point(s) of Receipt, Point(s) of Delivery, and Point(s) of Measurement, shall be installed, owned, and operated as specified in Exhibits A, A-I, and B herein. Customer may be required to pay or cause Texas Gas to be paid for the installed cost of any new facilities required as contained in Sections 1.3, 1.4, and 1.5 of Texas Gas's FT Rate Schedule. Customer shall only be responsible for the installed cost of any new facilities described in this Section if agreed to in writing between Texas Gas and Customer.

                                 ARTICLE VIII

Rates and Charges
-----------------

8.1 Each month, Customer shall pay Texas Gas for the service hereunder, an amount determined in accordance with Section 5 of Texas Gas's FT Rate Schedule contained in Texas Gas's FERC Gas Tariff and as indicated on Exhibit "A" herein, which Rate Schedule is by reference made a part of this Agreement. The maximum rates for such service consist of a monthly reservation charge multiplied by Customer's firm transportation demand as specified in Section 2.1 herein. The reservation charge shall be billed as of the effective date of this Agreement. In addition to the monthly reservation charge, Customer agrees to pay Texas Gas each month the maximum commodity charge up to Customer's Transportation Contract Demand. For any quantities delivered by Texas Gas in excess of Customer's Transportation Contract Demand, Customer agrees to pay the maximum FT overrun commodity charge. In addition, Customer agrees to pay:

    (a) Texas Gas's Fuel Retention percentage(s).

    (b) The currently effective GRI funding unit, if applicable, the currently effective FERC Annual Charge Adjustment unit charge (ACA), the currently effective Take-or-Pay surcharge, or any other then currently effective surcharges, including but not limited to Order 636 Transition Costs.

If Texas Gas declares force majeure which renders it unable to perform service herein, then Customer shall be relieved of its obligation to pay demand charges for that part of its FT Contract Demand affected by such force majeure event until the force majeure event is remedied.

Unless otherwise agreed to in writing by Texas Gas and Customer, Texas Gas may, from time to time, and at any time selectively after negotiation, adjust the rate(s) applicable to any individual Customer; provided, however, that such adjusted rate(s) shall not exceed the applicable Maximum Rate(s) nor shall they be less than the Minimum Rate(s) set forth in the currently effective Sheet No. 10 of this Tariff. If Texas Gas so adjusts any rates to any Customer, Texas Gas shall file with the Commission any and all required reports respecting such adjusted rate.

8.2 In the event Customer utilizes a Secondary Point(s) of Receipt or Delivery for transportation service herein, Customer will continue to pay the monthly reservation charges as described in Section 8.1 above. In addition, Customer will pay the maximum commodity charge applicable to the zone in which gas is received and redelivered up to Customer's Transportation Contract Demand and the maximum overrun commodity charge for any quantities delivered by Texas Gas in excess of Customer's winter season or summer season Transportation Contract Demand. Customer also agrees to pay the ACA, Take-or-Pay Surcharge, GRI charges, fuel retention charge, and any other effective surcharges, if applicable, as described in Section 8.1 above.

8.3 It is further agreed that Texas Gas may seek authorization from the Commission and/or other appropriate body for such changes to any rate(s) and terms set forth herein or in Rate Schedule FT, as may be found necessary to assure Texas Gas just and reasonable rates. Nothing herein contained shall be construed to deny Customer any rights it may have under the Natural Gas Act, as amended, including the right to participate fully in rate proceedings by intervention or otherwise to contest increased rates in whole or in part.

8.4 Customer agrees to fully reimburse Texas Gas for all filing fees, if any, associated with the service contemplated herein which Texas Gas is required to pay to the Commission or any agency having or assuming jurisdiction of the transactions contemplated herein.

8.5 Customer agrees to execute or cause its supplier or processor to execute a separate agreement with Texas Gas providing for the transportation of any liquids and/or liquefiables, and agrees to pay or reimburse Texas Gas, or cause Texas Gas to be paid or reimbursed, for any applicable rates or charges associated with the transportation of such liquids and/or liquefiables, as specified in Section 24 of the General Terms and Conditions of Texas Gas' FERC Gas Tariff.

                                  ARTICLE IX

Miscellaneous
-------------

9.1 Texas Gas's Transportation Service hereunder shall be subject to receipt of all requisite regulatory authorizations from the Commission, or any successor regulatory authority, and any other necessary governmental authorizations, in a manner and form acceptable to Texas Gas. The parties agree to furnish each other with any and all information necessary to comply with any laws, orders, rules, or regulations.

9.2 Except as may be otherwise provided, any notice, request, demand, statement, or bill provided for in this Agreement or any notice which a party may desire to give the other shall be in writing and mailed by regular mail, or by postpaid registered mail, effective as of the postmark date, to the post office address of the party intended to receive the same, as the case may be, or by facsimile transmission, as follows:

                                   Texas Gas
                                   ---------

        Texas Gas Transmission Corporation
        3800 Frederica Street
        Post Office Box 1160
        Owensboro, Kentucky  42302

         Attention:  Gas Revenue Accounting (Billings and Statements)
                     Transportation & Exchange (Other Matters)
                     Nomination & Allocation (Nominations)
                     Fax (502) 926-8686

                                    Customer
                                    --------

                     Boston Gas Company
                     One Beacon Street
                     Boston, Massachusetts 02108

                     Attention:  Mr. Christopher Gulick

The address of either party may, from time to time, be changed by a party mailing, by certified or registered mail, appropriate notice thereof to the other party. Furthermore, if applicable, certain notices shall be considered duly delivered when posted to Texas Gas's Electronic Bulletin Board, as specified in Texas Gas's tariff.

9.3     This Agreement shall be governed by the laws of the State of Kentucky.

9.4 Each party agrees to file timely all statements, notices, and petitions required under the Commission's Regulations or any other applicable rules or regulations of any governmental authority having jurisdiction hereunder and to exercise due diligence to obtain all necessary governmental approvals required for the implementation of this Transportation Agreement.

9.5 All terms and conditions of Rate Schedule FT and the attached Exhibits A, A-I, B, and C are hereby incorporated to and made a part of this Agreement.

9.6 This contract shall be binding upon and inure to the benefit of the successors, assigns, and legal representatives of the parties hereto.

9.7 Neither party hereto shall assign this Agreement or any of its rights or obligations hereunder without the consent in writing of the other party. Notwithstanding the foregoing, either party may assign its right, title and interest in, to and by virtue of this Agreement including any and all extensions, renewals, amendments, and supplements thereto, to a trustee or trustees , individual or corporate, as security for bonds or other obligations or securities, without such trustee or trustees assuming or becoming in any respect obligated to perform any of the obligations of the assignor and, if any such trustee be a corporation, without its being required by the parties hereto to qualify to do business in the state in which the performance of this Agreement may occur, nothing contained herein shall require consent to transfer this Agreement by virtue of merger or consolidation of a party hereto or a sale of all or substantially all of the assets of a party hereto, or any other corporate reorganization of a party hereto.

9.8 This Agreement insofar as it is affected thereby, is subject to all valid rules, regulations, and orders of all governmental authorities having jurisdiction.

9.9 No waiver by either party of any one or more defaults by the other in the performance of any provisions hereunder shall operate or be construed as a waiver of any future default or defaults whether of a like or a different character.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective representatives thereunto duly authorized, on the day and year first above written.

ATTEST:                                       TEXAS GAS TRANSMISSION CORPORATION


   [SIGNATURE ILLEGIBLE]                      By    [SIGNATURE ILLEGIBLE]
---------------------------                      ------------------------------
                                                       Vice President

WITNESSES:                                    BOSTON GAS COMPANY


                                              By  William R. Luthern
___________________________                      ------------------------------
                                                       Vice President

[SIGNATURE ILLEGIBLE]
---------------------                         Attest: _________________________
                                                          ____ Secretary


Date of Execution by Customer:

18 March 94
--------------------------

                         Firm Transportation Agreement
                              Contract No. T4855
                                           -----

                                 Exhibit "A"
                           Firm Point(s) of Receipt

                              BOSTON GAS COMPANY

         Meter                               Daily Firm     Fuel Use/Loss (%)
Zone    Number     NAME                 Capacity (MMBtu)     Winter   Summer
----------------------------------------------------------------------------
 1      9866   Cornerstone-Ada                    398         2.68      2.02
                                                              ----      ----
 1      2102   Champlin                         1,059         2.68      2.02
                                                              ----      ----
 1      2455   Beacon                             133         2.68      2.02
                                                              ----      ----
 1      9860   Nelson Greenwood Waskom            133         2.68      2.02
                                                              ----      ----
 1      9303   Helena #2                        1,018         2.68      2.02
                                                              ----      ----
 SL     9446   NGPL - Lowry                     2.199         2.68      2.02
                                                              ----      ----
 SL     9471   Sohio                              126         2.68      2.02
                                                              ----      ----
 SL     9843   Mobile- Lowry                    2.314         2.68      2.02
                                                              ----      ----
 SL     9035   Anr-Eunice                          16         2.68      2.02
                                                              ----      ----
 SL     2790   Henry Hub                        3,805         2.68      2.02
                                                              ----      ----
 SL     9003   Egan                             2,445         2.68      2.02

Notes: 1) Further information on Receipt Point Description, Facilities, and MAOP can be found under the Receipt Point tab in Texas Gas's Gas Quest Manual.

                 DEMAND      COMMODITY

FT CHARGES:

                                      EXHIBIT "A-1"
                               SECONDARY POINTS OF RECEIPT

     ----------------------------------------------------------------
                         Supply
     ----------------------------------------------------------------
     Lateral   Segment        Meter       Supply Point
                               No.
     ----------------------------------------------------------------
     NORTH LOUISIANA
          Carthage-Haughton
                              2102        Champlin
                              9805        Delhl
                              9051        Grigsby
                              9860        Nelson - Greenwood/Waskom
                              8116        Texas Eastern-Sligo
                              9884        Valero-Carthage
          Haughton-Sharon
                              8003        Barksdale
                              2455        Beacon
                              9866        Cornerstone-Ada
                              2173        Crystal Oil-West Arcadia
                              2340        F.E. Hargraves-Minden
                              2186        LGI#1
                              2456        McCormick
                              2459        Minden Pan-Am #1
                              2457        Minden-Hunt
                              9819        Nelson-Sibley
                              9461        Olin-McGoldrick
                              2760        Sligo Plant
                              9834        Texaco-Athens
          Sharon-East
                              2631        Calhoun Plant
                              2202        Ergon-Monroe
                              8760        Lonewa
                              8020        MRT-Bastrop
                              9302        Munce
                              9812        Par Minerals/Downsville
                              9823        Reliance-Bernice
                              2612        Reliance-West Monroe
                              2634        Southwest-Guthrie

          Sharon
                              2145        Claiborne
                              2010        Fina Oil-HICO
                              9818        PGC-Bodcaw
                              2757        Texas Eastern - Sharon
                              2756        Texas Eastern - Sharon (Master List)

                                      EXHIBIT "A-1"
                               SECONDARY POINTS OF RECEIPT

     ----------------------------------------------------------------
                         Supply
     ----------------------------------------------------------------
     Lateral   Segment             Meter      Supply Point
                                    No.
     ----------------------------------------------------------------
     WEST
          Iowa-Eunice

                                   2091       Caribbean-China #1
                                   2092       Caribbean-China #2
                                   2093       Caribbean-China #3
                                   9038       Coastal/ANR-Iowa
                                   9839       Great Southern-Woodlawn
                                   8170       Iowa
                                   9445       Kilroy Riseden-Woodlawn
                                   9890       Source Petroleum-S. Elton #1
                                   9896       Source Petroleum-S. Elton #2
                                   2883       Tee Oil-Woodlawn
                                   9802       Trimble No. 1
          Mallard Bay-Woodlawn
                                   2140       California Co.-South Thornwell
                                   2615       Caroline Hunt Sands-S. Thornwell
                                   2170       Cockrell-North Chalkley
                                   9828       Denovo-Lake Arthur
                                   2207       Franks Petroleum-Chalkley
                                   9028       Gas Energy Development-Hayes
                                   2355       Humble-Chalkley
                                   2383       IMC Wintershall-Chalkley
                                   9848       Lamson Onshore-Mallard Bay
                                   8071       LRC-Mallard Bay
                                   9813       Rio Bravo
                                   2701       Samedan-N Chalkley
                                   2635       Shell-Chalkley
                                   2266       South Mallard-BayAmerical
                                   2822       Superior-S. Thornwell
                                   9879       Total Minatone-Bell City
                                   2885       Union Texas-Welsh
                                   2853       Welsh Field
     SOUTHWEST
          East Cameron-Lowry
                                   2581       E.C.14
                                   9872       E.C.9A
                                   2033       Little Cheniere-Arco
                                   2034       Little Cheniere-Linder
                                   2392       LRC-Grand Cheniere

                                    Page 2